Exhibit 10.1

FORM OF VOTING AGREEMENT

The undersigned shareholder of Anchor Bancorp, Inc. (“Anchor”) hereby agrees in its capacity as a shareholder to vote its shares of Anchor Common Stock that are registered in its name in favor of the Agreement and Plan of Merger by and between Old National Bancorp and Anchor, dated August [*], 2017 (the “Agreement”). In addition, the undersigned hereby agrees not to make any transfers of shares of Anchor with the purpose of avoiding its agreement set forth in the preceding sentence and agrees to cause any transferee of such shares to abide by the terms of this Voting Agreement.

The undersigned is entering into this Voting Agreement solely in its capacity as a shareholder and, notwithstanding anything to the contrary in this Voting Agreement, nothing in this Voting Agreement is intended or shall be construed to require the trustees or the partners of the undersigned, in their capacities as directors of Anchor, if applicable, to act or fail to act in accordance with their fiduciary duties in such director capacity. Furthermore, none of the trustees or the partners of the undersigned makes any agreement or understanding herein in his or her capacity as a director of Anchor.

Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the consummation of the Merger (as defined in the Agreement), (b) the termination of the Agreement in accordance with its terms, (c) the taking of such action whereby a majority of the Board of Directors of Anchor, in accordance with the terms and conditions of Sections 5.01 and 5.06 of the Agreement, withdraws its favorable recommendation of the Agreement to its shareholders; or (d) the adoption of the Agreement by the shareholders of Anchor.

This Voting Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Dated this             day of                     , 2017.